                                                                   EXHIBIT 10.5


         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ISSUED AND SOLD WITHOUT REGISTRATION IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "STATE ACTS"). SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN (i) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE STATE ACTS AND (ii) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT, AND THE APPLICABLE STATE ACTS. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

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                    WARRANT TO PURCHASE 600,000 SHARES OF THE
                        COMMON STOCK OF NUTRAGENICS, INC.


                                NUTRAGENICS, INC.
                             (a Nevada Corporation)
                     Not Transferable or Exercisable Except
                        upon Conditions Herein Specified

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         NUTRAGENICS, INC., a Nevada Corporation, hereby certifies that William
M. McCormick, his registered successors and permitted assigns registered on the books of NutraGenics, Inc. (the "Company") maintained for such purposes as the registered holder hereof (the "Holder"), in consideration of his services rendered and to be rendered to the Company, such services including but no limited to raising capital, representing the Company with investors and stock brokerage firms, and in general assisting in the building of the company, is entitled to purchase from the Company the number of fully paid and non-assessable restricted unregistered shares of common stock of the Company (the "Common Stock"), stated above (the "Shares") at the purchase price of $2.50 per share for the first 300,000 warrants exercised and $4.00 per share for the second 300,000 warrants exercised (the "Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

              1.   Exercise of Warrant.

                   (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at 2425 E. Camelback Rd., Suite 650, Phoenix, Arizona 85016 (Attn: Ronald H. Lane, PhD.), or at such other place as the Company may designate by written notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, duly issued certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate(s) of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

                   (b) This Warrant may be exercised and shall vest as hereinafter set forth:

                        (i) The Holder shall for the period of May 15, 1996 through May 14, 2006, have the right to exercise 200,000 Warrants to purchase 200,000 shares of Common Stock of the Company at $2.50 per share.

                        (ii) The Holder shall for the period August 15, 1996 through August 14, 2006 have the right to exercise 50,000 Warrants to purchase 50,000 shares of Common Stock of the Company at $2.50 per share.

                        (iii) The Holder shall for the period November 15, 1996 through November 14, 2006 have the right to exercise 50,000 Warrants to purchase 50,000 shares of Common Stock of the Company at $2.50 per share.

                        (iv) The Holder shall for the period February 15, 1997 through February 14, 2007 have the right to exercise 50,000 Warrants to purchase 50,000 shares of Common Stock of the Company at $4.00 per share.

                        (v) The Holder shall for the period May 15, 1997 through May 14, 2007 have the right to exercise 50,000 Warrants to purchase 50,000 shares of Common Stock of the Company at $4.00 per share.

                        (vi) The Holder shall for the period August 15, 1997 through August 14, 2007 have the right to exercise 50,000 Warrants to purchase 50,000 shares of Common Stock of the Company at $4.00 per share.

                        (vii) The Holder shall for the period November 15, 1997 through November 14, 2007 have the right to exercise 50,000 Warrants to purchase 50,000 shares of Common Stock of the Company at $4.00 per share.

                        (viii) The Holder shall for the period February 15, 1998 through February 14, 2008 have the right to exercise 50,000 Warrants to purchase 50,000 shares of Common Stock of the Company at $4.00 per share.

                        (ix) The Holder shall for the period May 15, 1998 through May


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14, 2008 have the right to exercise 50,000 Warrants to purchase 50,000 shares of
Common Stock of the Company at $4.00 per share.

                   (c) Warrants may be exercised as hereinabove set forth, in whole or in part, to the extent then exercisable, by delivering written notice to the Company in accordance with the provisions of this Warrant. Payment of the exercise price may be made in cash or, unless otherwise determined by the Company, in whole shares of Common Stock already owned by the Holder or partly in cash and partly in shares of Common Stock.

                   (d) Each Warrant will become immediately exercisable and shall be vested in full upon the occurrence of any of the following change-of-control transactions: (a) the Board (or stockholders if required) approves a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company, (b) any person or other entity, without the prior consent of the Board of Directors (other than the Company or any Company-sponsored employee benefit plan) purchases any shares of Common Stock (or securities convertible into Common Stock) pursuant to a tender or exchange offer, or becomes the beneficial owner of securities of securities of the Company representing 25 % or more of the voting power of the Company's outstanding securities, or (c) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                   (e) Notwithstanding anything hereinabove to the contrary, unexercised Warrants which have not vested as hereinabove set forth, will immediately terminate and cease to exist upon the death of William M. McCormick or the termination or cessation for any reason whatsoever of the services rendered by William M. McCormick for the Company.

                   (f) In the event of death of William M. McCormick during the term of this Warrant, Warrants which have become fully exercisable and which have vested as hereinabove set forth, may be transferred to the estate of William M. McCormick in accordance with the terms and conditions set forth in this Warrant.

              2.   Rights and Obligations of Warrant Holder.

                   (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder of the Common Stock which is the subject hereof, either at law or in equity; provided, however, in the event that any certificate(s) representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of this Warrant Certificate or other writing hereon, and the Company shall not be affected by any notice to the contrary.

                   (b) The Holder of this Warrant Certificate, as such, shall not be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder of this Warrant Certificate, as such, any of the rights of a shareholder of the Company including but not limited to any right to vote, give or withhold consent to any action by the Company, whether upon recapitalization, issue of stock, reclassification of stock, merger, share exchange, conveyance or otherwise, receive notice of meetings or other actions affecting shareholders (except for the notices provided for herein), receive dividends, receive subscription rights, or any other right, until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person(s) in whose name(s) the certificate(s) for those Shares is to be issued as the record holder(s) thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

              3.   Restrictions on Transfer of Warrant.

         This Warrant Certificate may not be sold, transferred, hypothecated, assigned or disposed of, in whole or in part, without the prior written consent of the Company, provided, however, the foregoing shall not include a gift or transfer by the Holder to, or for the benefit of, himself or a member of his immediate family (as defined below) or to any personal trust in which the Holder or any member of his immediate family retains the entire beneficial interest; further provided, however, that in the case of any such gift or transfer, the donee or transferee shall hold the Warrant received in such transfer subject to the terms of this Warrant Certificate and shall be required to join in and execute, seal and deliver a copy of this Warrant Certificate. For purposes hereof, members of the "immediate family" of the Holder are hereby defined to mean only such person's spouse, children and grandchildren.

              4.   Shares Underlying Warrant.

         The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all liens, encumbrances, liabilities, claims, restrictions, options or charges of any kind or nature whatsoever; provided, however, such shares shall be subject to restrictions generally imposed by federal and state securities laws.

              5.   Forfeiture.

         Notwithstanding anything to the contrary, the Warrants described herein (and any Stock resulting therefrom) and the Holder shall be subject to the terms of vesting described in paragraph "1".

              6.   Disposition of Warrants or Shares.

                   (a) The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of this Warrant, by their acceptance hereof or thereof, hereby understand and agree that this Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the 1933 Act or the State Acts and shall not be sold, pledged, hypothecated, donated, transferred or otherwise disposed of (whether or not for consideration) except upon the issuance to the Company of a favorable opinion of counsel or submission to the Company, in each such case, to the effect that any such transfer shall not be in violation of the 1933 Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee hereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

                   (b) The stock certificates of the Company that will evidence the Shares issuable upon the exercise hereof shall be imprinted with a conspicuous legend in substantially the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, have been acquired for investment and may not be sold transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of Company's counsel that registration is not required under said Act.

         The Company does not file, and does not in the foreseeable future contemplate filing, periodic reports with the Securities and Exchange Commission ("SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended. The Company has not agreed to comply with any exemption from registration under the Act or the State Acts for the resale of such Shares. Hence, it is the understanding of the Holder of this Warrant that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by the SEC, the Shares issuable upon the exercise hereof may be required to be held indefinitely, unless the Company becomes a fully reporting company pursuant to the provisions of the Securities Exchange Act of 1934 regulating the shares pursuant to the Securities Act of 1933, as amended, or an exemption from such registration is available, in which case the Holder may still be limited as to the number of such Shares that may be sold.

              7.   Adjustments.

         In the event that, during the term of this Warrant, any reclassification, reorganization, stock split, stock dividend, merger, consolidation, combination, exchange of securities, or other similar change in respect of the capitalization of NutraGenics shall occur, then appropriate adjustment shall be made in the number of Shares and the Exercise Price so that the Shares shall be that number of shares of common stock that the Holder would have held after such reclassification, reorganization, stock split, stock dividend, merger, consolidation, combination, exchange of securities, or other similar change if the Closing Date had occurred immediately prior to such reclassification, reorganization, stock split, stock dividend, or other change and all references herein to the Shares shall be deemed to refer to such adjusted number.

         In the event that, during the term of this Warrant, there is a partial or complete liquidation or spin-off of any assets owned by NutraGenics, NutraGenics will give the Holder thirty (30) days prior written notice of such event so that the Holder may exercise any part or all of this Warrant prior to such liquidation or spin-off. The Company shall include in the Notice (i) the number of Shares purchasable upon exercise of this Warrant as the have been adjusted, (ii) set forth the adjusted number of Shares purchasable upon the exercise of this Warrant, and (iii) show in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Holder, upon which such adjustments are based.

              8.   Reorganization and Recapitalization.

         In the case of (i) any capital reorganization, (ii) any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up, or combination of shares),
(iii) the consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock), (iv) the sale, exchange, lease, transfer or other disposition of all or substantially al the Corporation's assets, or (v) share exchange (each of the foregoing being called herein a "Reorganization Event"), the number of Shares purchasable hereunder from and after any Reorganization Event, shall be the kind of shares of stock or other securities or property of the Company (or of the Corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company) to which the then holders of the Common Stock are entitled as a result of such Reorganization Event. The provisions of this
Section 8 shall similarly apply to successive Reorganization Events.


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
              9.   Accounting Adjustments.

         If this Warrant is exercised in connection with a sale or merger of the Company, or a public offering of the Company's Common Stock, the Company shall use best efforts to allow the exercise of the Warrant to occur, to the extent reasonably practicable, by means of accounting and funds transfer adjustments as opposed to requiring the Holder to contribute cash. The purpose of this provision is to reduce the amount of cash required to be contributed in connection with, where reasonably practicable, such exercise, and shall be so construed.

              10.  Fractional Shares.

         The Company shall not be required to issue any fraction of a Share upon the exercise of this Warrant or any portion hereof. If more than on Warrant Certificate (each such Warrant Certificate representing a portion of this Warrant) shall be surrendered for exercise at one time by the same Holder, the number of full Shares Which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Shares represented by the Warrant Certificates surrendered. If any fractional interest in a Share shall be deliverable upon the exercise of this Warrant, the Company shall make an adjustment therefor in cash equal to such fraction multiplied by the Current Market Price of the Shares on the business day next preceding the day of exercise.

              11.  Loss or Destruction.

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to with Warrantor or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lie thereof, a new Warrant Certificate of like tenor.

              12.  Survival.

         The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of this Warrant at any time or from time and the surrender of this Warrant Certificate.

              13.  Notices.

         Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or registered or certified United States mail, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case my be; and, if to the Company, it will be addressed to the address specified below the Company's name below, and if to the Holder at its address as it appears on the books of the Company.

              14.  Governing Law.

         This instrument shall be interpreted and enforced according to the laws of the state of Nevada.

ATTEST:                                     NUTRAGENICS, INC.



 /s/Lawrence M. Siegler                     By: /s/Ronald H. Lane
----------------------------------              --------------------------------
Secretary                                       Ronald H. Lane, Ph.D.
                                                Chief Executive Officer

                                            NutraGenics, Inc.
                                            2425 E. Camelback Rd.
                                            Suite 650
                                            Phoenix, Arizona 85016

                                            Attention: Ronald H. Lane, Ph.D.

                                  PURCHASE FORM



To:  NutraGenics, Inc.


         The undersigned hereby irrevocably elects to exercise the attached
Warrant Certificate to the extent of                (    ) shares of the Common
Stock of NutraGenics, Inc. and hereby makes payment of
Dollars ($            ) in accordance with the provisions of Section 1 of the
Warrant Certificate in payment of the purchase price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name:         __________________________________________________________________
                     (Please type or print in block letters)

Address:      __________________________________________________________________

              __________________________________________________________________

Name:         __________________________________________________________________

By:           __________________________________________________________________

Title:        __________________________________________________________________